EXHIBIT 99.5
Execution Version
MASTER ACCOUNTING AND BILLING AGREEMENT
     This Master Accounting and Billing Agreement (“Agreement”) is made as of October 23, 2006 by and between Fidelity National Title Group, Inc., a Delaware corporation that, after the consummation of the Transactions (as hereinafter defined), will be known as “Fidelity National Financial, Inc.” (together with its subsidiaries, “FNF”), and Fidelity National Information Services, Inc., a Georgia corporation (together with its subsidiaries, “FIS”). FNF and FIS are herein referred to individual as a “Party” and, collectively, the “Parties”.
     WHEREAS, the Parties and/or their subsidiaries have previously entered, contemporaneously herewith will enter, and hereafter may enter, into various agreements with each other relating to services, licenses, and other matters, including but not limited to corporate services agreements, a master information technology agreement, software use, software development and intellectual property licenses, a title plant maintenance agreement, starters and back plant repository agreements, a lease and sublease, a telecommunications services agreement, a property management agreement, an aircraft cost sharing agreement, and various cost sharing agreements (together with all other agreements between FNF and/or its subsidiaries, on the one hand, and FIS and/or its subsidiaries, on the other, that the Parties may hereafter enter into, each a “Intercompany Agreement” and collectively, the “Intercompany Agreements”); and
     WHEREAS, in connection with the consummation of the transactions (the “Transactions”) contemplated by that certain Securities Exchange and Distribution Agreement dated as of June 25, 2006, as amended and restated as of September 18, 2006 (as so amended and restated, the “Distribution Agreement”), between Fidelity National Financial, Inc., a Delaware corporation (“Old FNF”) and FNF, and the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of June 25, 2006 as previously amended and as amended and restated as of September 18, 2006 (as so amended and restated, the “FIS Merger Agreement”), between Old FNF and FIS (pursuant to which Old FNF will merge with and into FIS), the Parties wish to set forth their agreement with regard to the process and procedures to be followed for billing of amounts owing between them from time to time;
     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:
     1. Monthly Summary Statement for all Costs and Amounts Owing.
          (a) The Parties acknowledge it is their express intention to utilize one master accounting and billing procedure for all amounts that may be owing between them from time to time pursuant to any and all Intercompany Agreements. Until otherwise mutually agreed by the Parties, the Parties contemplate that the accounting and billing procedure applicable to the billing, invoicing and accounting for all amounts that may be owing or may become owing between them pursuant to any and all Intercompany Agreements shall be as set forth on

Schedule I hereto, or such revised version of Schedule I as may be agreed between the Parties from time to time.
          (b) Inclusion or Exclusion of Particular Intercompany Agreements in the Monthly Summary Statement. It is the Parties express intention that the Monthly Summary Statement include the costs, expenses and obligations owing between the Parties under any and all Intercompany Agreements, as well as any other obligation owing between the Parties mutually designated by the Parties to be included on the Monthly Statement. However, at any time, upon the request of either Party, one or more particular Intercompany Agreement or other obligations may be excluded from the Monthly Summary Statement, for so long as the requesting Party shall desire. At any time and from time to time either Party may also request that one or more particular Intercompany Agreement or other obligations may be added to the Monthly Summary Statement and the other Party shall not unreasonably withhold its agreement to such request.
     2. Term and Termination of this Agreement. This Agreement shall continue so long as any Intercompany Agreement remains in effect, unless otherwise terminated by the Parties pursuant hereto. This Agreement may be terminated at any time by either Party, upon not less than 60 days’ prior written notice.
     3. Confidentiality. Each Party shall keep confidential any and all information concerning the other Party which it may obtain pursuant to the activities described in this Agreement, and agrees not to disclose such information to any person unless authorized to do so by the Party in question. The provisions of this Section 3 shall not, however, apply to information made generally available to the public by any Party or by third parties through lawful channels, or information which is obtained from a third person who (insofar as is known to the recipient of such information) is lawfully in possession of such information and not in violation of any contractual, legal or fiduciary obligation to a Party with respect to such information.
     4. Miscellaneous.
          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Florida, without regard to the conflicts of laws provisions thereof.
          (b) Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one and the same instrument.
          (c) Successors, Assigns and Affiliates. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors, assigns and affiliates. This Agreement may not be assigned by any Party without the prior consent of the other Parties.

          (d) Notices. Any notice or other communication to be given or made under this Agreement (“Notice”) shall be in writing and shall be deemed received (i) when delivered personally, (ii) when sent by facsimile, if confirmed by overnight courier service delivered the next day, (iii) on the third business day following the sending thereof by overnight courier service, or (iv) on the third business day following the sending thereof by registered or certified mail, return receipt requested. All Notices shall be addressed to the addresses of the Party, or sent by facsimile to their facsimile numbers, as set forth on the signature pages hereof.
          (e) Entire Agreement. This Agreement contains the entire Agreement among the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, between the Parties with respect thereto.
          (f) Amendments. This Agreement may be amended only by an instrument in writing agreed to by each of the Parties hereto.
          (g) Effect and Effectiveness. This Agreement shall become effective as of the date first above written. Nothing in this Agreement is intended to amend any substantive provision of any Intercompany Agreement, and it is the express intention of the Parties that this Agreement be interpreted solely as the Parties’ mutual desire and understanding with respect to the procedural accounting and billing aspects applicable to each of the Intercompany Agreements. To the extent that the provisions of this Agreement would interfere or conflict with the substantive provisions of any particular Intercompany Agreement, the provisions of the particular Intercompany Agreement shall prevail. Furthermore, to the extent that the nature of the provisions of any particular Intercompany Agreement require that this Agreement’s provisions not be respected or applicable thereto, then this Agreement shall not apply to that particular Intercompany Agreement, but shall continue to apply to all other Intercompany Agreement, except to the extent otherwise agreed by the Parties.
[signature page to follow]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the date first set forth above.

FIDELITY NATIONAL TITLE GROUP, INC.

By	/s/ Anthony J. Park

Anthony J. Park
Executive Vice President and Chief Financial Officer

	Address:	601 Riverside Avenue
Jacksonville, Florida 32204
Attention: General Counsel

FIDELITY NATIONAL INFORMATION SERVICES, INC.

By	/s/ Michael L. Gravelle

Michael L. Gravelle
Executive Vice President — Legal

	Address:	601 Riverside Avenue
Jacksonville, Florida 32204
Attention: General Counsel

SCHEDULE I
to the
MASTER ACCOUNTING AND BILLING AGREEMENT
effective as of October 23, 2006
Unless otherwise mutually agreed by the Parties, the Parties agree that the accounting and billing procedure applicable to the billing, invoicing and accounting for all amounts that may be owing between them pursuant to any and all Intercompany Agreements shall be as set forth
(a) Monthly Summary Statements. Subject to the provisions of Paragraphs (b) below, within 30 days after the end of each calendar month, (i) FNF shall prepare and deliver to the FIS chief accounting officer (or his/her designee) a monthly summary statement (each a “Monthly Summary Statement”) setting forth all expenses, costs and fees incurred during the preceding calendar month, attributable or allocable to FIS and its subsidiaries, or otherwise owing by FIS to FNF, under all Intercompany Agreements, as well as all other agreements between designated to be included by the Parties and (ii) FIS shall prepare and deliver to the FNF chief accounting officer (or his/her designee) a Monthly Summary Statement setting forth all expenses, costs and fees incurred during the preceding calendar month, attributable or allocable to FNF and its subsidiaries, or otherwise owing by FNF to FIS, under all Intercompany Agreements, as well as all other agreements between designated to be included by the Parties. The specific form of the Monthly Summary Statement shall be as agreed to between the parties from time to time, acting with commercial reasonableness.
Upon receipt of a Monthly Summary Statement, each of FNF (on behalf of itself and its subsidiaries) and FIS (on behalf of itself and its subsidiaries) will review the applicable Monthly Summary Statements and offset the amounts owing, as shown on their respective Monthly Summary Statements for the same month, so that the net amount owing from the applicable Party can be determined (in any case, the “Monthly Net Amount”). The determination of the Monthly Net Amount owing each month shall be made by FNF within two (2) Business Days of delivery of the Monthly Summary Statements from each of FNF and FIS, and FNF shall provide FIS with a written statement of the Monthly Net Amount (the “Monthly Net Amount Statement”).
Within ten (10) Business Days of the determination of the Monthly Net Amount, the chief accounting officers (or their designees) from each of FNF and FIS shall confer together regarding the Monthly Summary Statements and the Monthly Net Amount then owing. If the chief accounting officers (or their designees) agree that the Monthly Net Amount is correct, then within ten (10) Business Days after such conference and agreement, the Party owing the Monthly Net Amount shall cause immediately available funds to be transferred to or to the order of the other Party, in an amount equal to the Monthly Net Amount. If the chief accounting officers (or their designees) do not agree that the Monthly Net Amount is correct, or if either Party shall otherwise dispute any amounts shown on the applicable Monthly Summary Statement, then as soon as reasonably possible after the determination of the Monthly Net Amount but not later than the tenth (10) Business Day thereafter, the disputing Party shall notify the other Party in writing of the nature and basis of the dispute and/or the amount of the adjustment requested.
The Parties shall use their reasonable best efforts to resolve the dispute but if the Parties are unable to resolve the dispute within twenty (20) Business Days after the determination date of the Net Amount, then the dispute resolution procedures set forth in Paragraph (c) below shall apply, provided that, in the event of any dispute regarding the amounts owing (and the use of the dispute resolution process with respect thereto), the Party owing the Monthly Net Amount shall nevertheless timely pay that portion of the Monthly Net Amount, as shown on the Monthly Net Amount Statement, that is not in dispute, it being understood that if the amount owing is later revised, then the excess amount so paid shall be either (i) promptly returned to the Party making the payment, in immediately available funds or (ii) applied to credit the revised Monthly Net Amount, as appropriate, and provided, further, that to the extent that any amount in dispute is not paid within sixty (60) days after the date on which the non-disputing Party is notified in writing of the dispute, then in addition to its liability for the disputed amounts, the Party that is ultimately determined to have been incorrect as to the amount so in dispute shall be liable to the other Party for interest, calculated on the amount in dispute ultimately determined to be incorrect, at a rate amount equal to one percent (1%) per annum above the “prime rate” as announced in the “Money Rates” section of the most recent edition of The Wall Street Journal, which interest rate shall change as and when the “prime rate” changes.
(b) Alternative Accounting and Billing Procedure Applicable at Present. Without limiting the applicability of the foregoing, the Parties agree that effective as of October 23, 2006 until otherwise requested by FIS, the following accounting and billing procedures shall apply, as an alternative to the procedures set forth in Paragraph (a) above:
Only one Monthly Summary Statement (the “Combined Monthly Summary Statement”) will be prepared by FNF with respect to all expenses, costs and fees attributable or allocable to each of FNF (and its subsidiaries) and FIS (and its subsidiaries) under all agreements between FNF (and/or any of its subsidiaries), on the one hand, and FIS (and/or any of its subsidiaries), on the other, incurred during the preceding calendar month. A copy of the Combined Monthly Summary Statement will be provided to FIS within 30 calendar days after the end of each calendar month. In addition to setting forth in detail the monthly amounts owing under each such agreement, the Combined Monthly Summary Statement will also set forth the calculation of the offsetting amounts owing, so that the net amount owing from the applicable Party can be determined (the Monthly Net Amount). Within ten (10) Business Days after receiving the Combined Monthly Summary Statement, the FIS chief accounting officer (or his/her designee) shall review the Combined Monthly Summary Statement and the Monthly Net Amount then owing. If the FIS chief accounting officer (or his/her designee) agrees that the Combined Monthly Summary Statement and the resulting Monthly Net Amount is correct, then within ten (10) Business Days after FIS’ receipt of the Combined Monthly Summary Statement, FIS shall notify FNF of its agreement to the Monthly Net Amount and the Party owing the Monthly Net Amount shall cause immediately available funds to be transferred to (or to the order of) the other Party, in an amount equal to the Monthly Net Amount. If the FIS chief accounting officers (or his/her designee) does not agree that the Combined Monthly Summary Statement and the resulting Monthly Net Amount is correct, then before the tenth (10) Business Day after receiving the Combined Monthly Summary Statement, he/she shall notify FNF in writing of the nature and basis of his/her objections and, if known at the time, the amount of the adjustment(s) requested.
The Parties shall use their reasonable best efforts to resolve FIS’ objections, but if the Parties are unable to resolve their differences within twenty (20) Business Days after FIS’s receipt of the Combined Monthly Summary Statement, then the dispute resolution procedures set forth in Paragraph (c) below shall apply, provided that, in the event of any dispute regarding the amounts owing (and the use of the dispute resolution process with respect thereto), the Party owing the Monthly Net Amount shall nevertheless timely pay that portion of the Monthly Net Amount, as shown on the Monthly Net Amount Statement, that is not in dispute, it being understood that if the amount owing is later revised, then the excess amount so paid shall be either (i) promptly returned to the Party making the payment, in immediately available funds or (ii) applied to credit the revised Monthly Net Amount, as appropriate, and provided, further, that to the extent that any amount in dispute is not paid within sixty (60) days after the date on which the non-disputing Party is notified in writing of the dispute, then in addition to its liability for the disputed amounts, the Party that is ultimately determined to have been incorrect as to the amount so in dispute shall be liable to the other Party for interest, calculated on the amount in dispute ultimately determined to be incorrect, at a rate amount equal to one percent (1%) per annum above the “prime rate” as announced in the “Money Rates” section of the most recent edition of The Wall Street Journal, which interest rate shall change as and when the “prime rate” changes.
(c) Dispute Resolution.
     (i) Amicable Resolution. The Parties mutually desire that friendly collaboration will continue between them. Accordingly, they will try to resolve in an amicable manner all disagreements and misunderstandings connected with their respective rights and obligations under this Agreement, including any amendments hereto. In furtherance thereof, in the event of any dispute or disagreement (a “Dispute”) between the Parties in connection with this accounting and billing procedure (but not relating to the provisions of, or the substance and content of, any Intercompany Agreement), then the Dispute, upon written request of either Party, will be referred for resolution to the General Counsels of the Parties, which General Counsels will have ten (10) days to resolve such Dispute. Without limiting the foregoing, the Parties acknowledge and agree that the resolution of any dispute relating to the substantive provisions of any particular Intercompany Agreement shall be governed by the dispute resolution provision of the particular Intercompany Agreement in question.
     (ii) Mediation. In the event any Dispute cannot be resolved in a friendly manner as set forth in Paragraph (c)(i), the Parties intend that such Dispute be resolved by mediation. If the General Counsels of the Parties are unable to resolve the Dispute as contemplated by Paragraph (c)(i), either Party may demand mediation of the Dispute by written notice to the other in which case the two Parties will select a single mediator within ten (10) days after the demand. Neither Party may unreasonably withhold consent to the selection of the mediator. Each Party will bear its own costs of mediation but both Parties will share the costs of the mediator equally.

     (iii) Arbitration. In the event that the Dispute is not resolved pursuant to Paragraph (c)(i) or through mediation pursuant to Paragraph (c)(ii), the latter within thirty (30) days of the submission of the Dispute to mediation, either Party involved in the Dispute may submit the dispute to binding arbitration pursuant to this Paragraph (c)(iii). All Disputes submitted to arbitration pursuant to this Paragraph (c)(iii) shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the Parties involved mutually agree to utilize an alternate set of rules, in which event all references herein to the American Arbitration Association shall be deemed modified accordingly. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by either Party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in the city of Jacksonville, Florida in a location to be specified by the arbitrators (or any place agreed to by the Parties and the Arbitrators). The arbitration shall be by a single qualified arbitrator experienced in the matters at issue, such arbitrator to be mutually agreed upon by the Parties. If the Parties fail to agree on an arbitrator thirty (30) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any Party to the dispute or difference, appoint the arbitrator. Any order or determination of the arbitral tribunal shall be final and binding upon the Parties to the arbitration as to matters submitted and may be enforced by any Party to the Dispute in any court having jurisdiction over the subject matter or over any of the Parties. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys’ fees) shall be borne by the Party incurring such costs. The use of any alternative dispute resolution procedures hereunder will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party.
     (iv) Non-Exclusive Remedy. Each of the Parties acknowledge and agree that money damages would not be a sufficient remedy for any breach of this Agreement by either Party or misuse of the Confidential Information of FNF or FIS, as the case may be. Accordingly, nothing in this Paragraph (c) will prevent either Party from immediately seeking injunctive or interim relief in the event of any actual or threatened breach of any confidentiality provisions of this Agreement. All actions for such injunctive or interim relief shall be brought in a court of competent jurisdiction. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement.
     (v) Commencement of Dispute Resolution Procedure. Notwithstanding anything to the contrary in this Agreement, the Parties, but none of their respective Subsidiaries, are entitled to commence a dispute resolution procedure under this Agreement, whether pursuant to this Paragraph (c) or otherwise, and each Party will cause its respective Subsidiaries not to commence any dispute resolution procedure other than through such Party as provided in this Paragraph (c).

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